SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC 20549

                               FORM 8-A

          For Registration of Certain Classes of Securities

               Pursuant to Section 12(b) or (g) of the
                   Securities Exchange Act of 1934

                     1StopSale.com Holdings Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

         Delaware                                    23-3020677
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  (State of Incorporation                         (I.R.S. Employer
      or Organization)                           Identification No.)

  1422 Chestnut St., Suite 410, Philadelphia, PA        19102
  ----------------------------------------------      ----------
  (Address of principal executive offices)            (Zip Code)


If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective
pursuant to General Instruction A.(c), check the following box. [   ]

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ x ]

Securities Act registration statement file number to which this Form relates (if applicable): 333-93647
                          ---------

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class              Name of each exchange on which
   to be so registered              each class is to be registered

     Not applicable.                         Not applicable.
   --------------------             --------------------------------

   --------------------             --------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:

               Common Stock, $0.001 par value per share
               ----------------------------------------
                           (Title of Class)

Information Required in Registration Statement

Item 1. Description of Registrant's Securities to be Registered

The section entitled "Description of Securities" including subheading "Common Stock," in the registrant's Registration Statement on Form SB-2, effective August 14, 2000 (Commission File No. 333-93647), filed with the Securities and Exchange Commission on December 27, 1999, as amended on March 8, 2000, April 25, 2000, June 7, 2000, July 21, 2000, and
August 9, 2000 (the "Form SB-2 Registration Statement"), is hereby incorporated by reference. The description contained in the section entitled "Description of Securities" appearing in the registrant's final prospectus filed on August 16, 2000 pursuant to Rule 424(b) shall also be deemed to be incorporated herein by reference.

Item 2. Exhibits

The following exhibits are filed as part of this registration statement:

 1. Certificate of Incorporation of registrant, incorporated by reference to Exhibit 3.1 to the Form SB-2 Registration Statement.

 2. Bylaws of registrant, incorporated by reference to Exhibit 3.2 to the Form SB-2 Registration Statement.

 4.1  Specimen Common Stock Certificate. (1)

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 (1)  Being filed herewith.


                              SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  September 12, 2000        1StopSale.com Holdings Inc.

                                   By: /s/ William Tay
                                       -------------------------------
                                       William Tay
                                       President & Chief Executive Officer



                            EXHIBIT INDEX


 Exhibit                         Description
 -------    --------------------------------------------------------

 1. Certificate of Incorporation of Registrant, incorporated by reference to Exhibit 3.1 to the Form SB-2 Registration Statement.

 2.         Bylaws of Registrant, incorporated by reference to
            Exhibit 3.2 to the Form SB-2 Registration Statement.

 4.1        Specimen Common Stock Certificate.